UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2013

UNITED STATES CELLULAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

As previously disclosed, on November 6, 2012, United States Cellular Corporation (“U.S. Cellular”) entered into a Purchase and Sale Agreement with subsidiaries of Sprint Nextel Corporation (“Sprint”).  Pursuant to the Purchase and Sale Agreement, on May 16, 2013, U.S. Cellular transferred customers and certain PCS license spectrum to Sprint in U.S. Cellular's Chicago, central Illinois, St. Louis and certain Indiana/Michigan/Ohio markets (“Divestiture Markets”) in consideration for $480 million in cash. The Purchase and Sale Agreement also contemplated certain other agreements, together with the Purchase and Sale Agreement collectively referred to as the “Divestiture Transaction.”  This transaction was reported on a Form 8-K dated November 6, 2012, which is incorporated by reference herein.

Also, as previously disclosed, on April 3, 2013, U.S. Cellular entered into an agreement relating to the Partnerships (as defined below) with Cellco Partnership d/b/a Verizon Wireless (“Verizon Wireless”).  U.S. Cellular holds a 60.00% interest in St. Lawrence Seaway RSA Cellular Partnership (“NY1”) and a 57.14% interest in New York RSA 2 Cellular Partnership (“NY2” and, together with NY1, the “Partnerships”).  The remaining interests are held by Verizon Wireless.  The Partnerships are operated by Verizon Wireless under the Verizon Wireless brand.  Prior to April 3, 2013, because U.S. Cellular owns a greater than 50% interest in each of these markets and based on U.S. Cellular’s rights under the Partnership Agreements, U.S. Cellular consolidated the financial results of these markets in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The agreement amends the Partnership Agreements in several ways, which provide Verizon Wireless with substantive participating rights that allow Verizon Wireless to make decisions that are in the ordinary course of business of the Partnerships and which are significant to directing and executing the activities of the business.   Accordingly, as required by GAAP, U.S. Cellular deconsolidated the Partnerships effective as of April 3, 2013 and thereafter reported them as equity method investments in its consolidated financial statements (the “Deconsolidation”).

The purpose of this Form 8-K is to file unaudited pro forma financial information for U.S. Cellular for the three and six months ended June 30, 2013 that gives effect to the Divestiture Transaction and the Deconsolidation.

U.S. Cellular previously filed a Form 8-K dated April 3, 2013 with pro forma financial information relating to the Deconsolidation as of and for the year ended December 31, 2012, which is incorporated by reference herein.  Subsequently on May 3, 2013, U.S. Cellular filed a Form 8-K which updated that information and also added the Divestiture Transaction to the pro forma financial information, which is also incorporated by reference herein.  Because the Divestiture Transaction occurred on May 16, 2013, U.S. Cellular is filing this Form 8-K to update such information through June 30, 2013.

Item 9.01.  Financial Statements and Exhibits

(b)     Pro Forma Financial Information

The unaudited pro forma financial information of U.S. Cellular for the three and six months ended June 30, 2013 that give effect to the Divestiture Transaction and the Deconsolidation, as discussed above in item 8.01, are attached as Exhibit 99.3.

(d)       Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

Attached as Exhibit 99.4 is a safe harbor cautionary statement under the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date:	August 2, 2013

By:	/s/ Steven T. Campbell
Steven T. Campbell Executive Vice President – Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description
2.1

Purchase and Sale Agreement dated as of November 6, 2012 by and between United States Cellular Corporation and Sprint Spectrum L.P. and SprintCom, Inc. is hereby incorporated by reference from Exhibit 2.1 to U.S. Cellular’s Current Report on Form 8-K dated November 6, 2012.

99.1

Unaudited pro forma financial information of U.S. Cellular as of December 31, 2012 and for the year ended December 31, 2012 that gives effect to the Deconsolidation is hereby incorporated by reference from Exhibit 99.1 to U.S. Cellular's Current Report on Form 8-K dated April 3, 2013.

99.2

Unaudited pro forma financial information of U.S. Cellular as of March 31, 2013 and for the three months ended March 31, 2013 and the year ended December 31, 2012 that gives effect to the Divestiture Transaction and the Deconsolidation is hereby incorporated by reference from Exhibit 99.2 to U.S. Cellular's Current Report on Form 8-K dated May 3, 2013.

99.3	Unaudited pro forma financial information of U.S. Cellular for the three and six months ended June 30, 2013 that gives effect to the Divestiture Transaction and the Deconsolidation.

99.4	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement